Date:       , 2009

NewEnergy Enterprise Management, Inc.
c/o Steve Zhu
CitiGroup Tower 14/F,
33 Hua Yuan Shi Qiao Road
Shanghai Pudong New Area
PRC, 200120

Re:  Stock Purchase Agreement

Dear Sirs:

This agreement sets forth the terms on which the undersigned (the “Purchaser”) agrees to purchase shares (the “Shares”) of common stock, par value $.001 per share (“Common Stock”) of NewEnergy Enterprise Management, Inc., a Delaware corporation, at a purchase price per Share of RMB       (the “Purchase Price per Share”).

In consideration of the mutual covenants and agreements set forth herein, the Company and the Purchaser hereby agree as follows:

1.  The Purchaser hereby agrees to purchase from the Company, and the Company agrees to sell to the Purchaser, the number of Shares set forth on the signature page of this Agreement at the Purchase Price per Share.  The total purchase price (the “Purchase Price”) for the Shares subscribed for by the Purchaser is set forth on the signature page of this Agreement.

2.  Payment of the Purchase Price shall be made by wire transfer in accordance by wire transfer in accordance with the instructions from the Company or otherwise in accordance with instructions from the Company.   The Company will have the Shares issued as soon as practical after its receipt of payment of the Purchase Price, it being understood that, at present, the Common Stock is not certificated, which means that the Company is not issuing stock certificate for the Shares and the Purchaser’s ownership in the Shares is reflected on the Company’s books and records.

3.  The Company is offering a maximum of                shares of Common Stock at the Purchase Price per Share on a best efforts basis, with no minimum number of Shares being sold.  As a result, the Purchaser understands that it is possible that the Company will not receive any proceeds from the sale of Shares other than the purchase price of the Shares previously sold by the Company, if any, and the Purchase Price of the Shares being purchased by the Purchaser. The Company may offer the Shares during the Subscription Period.  The Subscription Period is the period ending on September 15, 2009, which date may be extended by the Company on one or more occasions, for a maximum of 60 additional days.

4.  The Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)    The Purchaser understands that the offer and sale of the Shares is being made only by means of this Agreement.  The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed by the Company with the Securities and Exchange Commission (the “Commission”).  The Purchaser is aware that the purchase of the Shares involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future.  The Purchaser understands that Company presently does not have any business activities and the Company cannot give any assurance that it will ever engage in any business activities.  The Company’s business plan is based on the future acquisition by the Company of another company or business.  The Purchaser understands that the Company has given no assurance that the Company will even be able to acquire a business and that, in the event that the Company does acquire a business, the Purchaser cannot give any assurance that the acquired business will ever be profitable.

In the event that the Company may make an acquisition, the Purchase recognizes that he or she may suffer very significant dilution in his or her interest in the Company.  Further, in order for the Company to complete any acquisition, the Company anticipates that it will require financing both to make the acquisition and to provide working capital after the offering, and the Company cannot give any assurance that any financing will be available, that, if financing is available, it will be on reasonable terms, that it will be adequate or that it will not result in additional very significant dilution in Purchaser’s interest in the Company. The Purchaser understands that there is no market for the Common Stock and, unless the Company makes an acquisition and thereafter makes all required filings with the Commission, there may never be a market for the Shares.  Further, even if, in the future, there is a market for the Shares, the market may be very thin and that the Purchaser may be unable to sell his or her Shares, and the Purchaser may not be able to sell his or her shares until more than one year after the Company makes the required filing with the Commission with respect to the acquisition. Furthermore, in subscribing for the Shares, the Purchaser acknowledges that he or she is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow or acquisitions in purchasing the Shares.

(b)    The Purchaser represents that he or she has such knowledge and experience in financial and business matters as to enable the Purchaser to understand the nature and extent of the risks involved in purchasing the Shares.  The Purchaser is fully aware that such investments can and sometimes do result in the loss of the entire investment.  The Purchaser has engaged his own counsel and accountants to the extent that he deems it necessary.

(c)  Purchaser is not acquiring the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements.

(d)  The Purchaser acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(e)  The Purchaser acknowledges and agrees that the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws.

(f)  The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with his or her purchase of the Shares pursuant to this Agreement. The Purchaser shall indemnify the Issuer and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Paragraph 5(f).

(g)  The Purchaser understands that he or she has no registration rights with respect to the Shares.

(h)  The Purchaser is not a citizen or resident of the United States.

(i)        The Purchaser is acquiring the Shares for his or her own account, for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (except in accordance with the regulation of the Commission), and no other person has a direct or indirect beneficial interest in such Shares;

(j)        The Purchaser is not an underwriter of, or dealer in, the common stock of the Company, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares.

(k)       The Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(l)        No person has made to the Purchaser any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Issuer on any stock exchange or automated dealer quotation system.

(m)     The Purchaser will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(n)  The Purchaser represents and warrants that the address set forth on the signature page is his true and correct address, and understands that the Company will rely on this representation.

(o)  The Purchaser is not an associate of a registered broker-dealer.

(p)  If the Purchaser is a corporation, partnership, trust or other entity, the Purchaser represents and that (i) it is authorized and otherwise duly qualified to purchase and hold the Shares; (ii) this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Purchaser, and (iii) the individual who executed this Agreement on behalf of the Purchaser is authorized to do so.

(q)  The Purchaser acknowledges that the Company has made no representation or warranties except as expressly set forth in this Agreement.

5.  The Company represents and warrants to the Purchaser that the issuance of the Shares has been duly authorized by all necessary corporate action and, when issued pursuant to this Agreement upon payment of the Purchase Price of the Shares, the Shares will be duly and validly authorized and issued, fully paid and non-assessable.

6.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier if receipt of transmission is confirmed by the recipient or if transmission is confirmed by mail as provided in this Section 6.  Notices shall be deemed to have been received on the date of receipt.  Notices shall be sent to the Company at NewEnergy Enterprise Management, Inc. at the address set forth as the beginning of this Agreement to the attention of the person executing this Agreement on behalf of the Company and to the Purchaser at his address and telecopier number set forth on the records of the Company.  A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Asher S. Levitsky P.C., telecopier: (212) 930-9725, e-mail: alevitsky@srff.com.  Either party may change the address or person to whom notice should be by notice given in the manner set forth in this Section 6.

7.  (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) This Agreement and the rights of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each party hereby (i) consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York and state courts of the State and County of New York in any action relating to or arising out of this Agreement, (ii) agrees that any process in any such action may be served upon it either (x) by certified or registered mail, return receipt requested, or by hand delivery or overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon such party in New York City or (y) any other manner of service permitted by law, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. The parties executing this Agreement agree to waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(c) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(f) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Very truly yours,

SUBSCRIBER**:	CO-SUBSCRIBER**:
____________________________ Signature of Purchaser	____________________________ Signature of Co-Purchaser
____________________________ Name of Purchaser [please print]	____________________________ Name of Co-Purchaser [please print]
____________________________ ____________________________ Address of Purchaser	____________________________ Address of Co-Purchaser
____________________________ Social Security or Taxpayer Identification Number of Purchaser	_______________________________ Social Security or Taxpayer Identification Number of Co-Purchaser
___________________________________________________ Name of Holder(s) as it should appear on the Company’s records *
*Please provide the exact names
(1)      For individuals, print full name of subscriber.
(2)      For joint, print full name of subscriber and all co-subscribers.
(3)      For corporations, partnerships, LLC, print full name of entity, including “&,” “Co.,” “Inc.,” “LLC,” “LP,” etc.
(4)      For Trusts, print trust name (please contact your trustee for the exact name that should appear on the Company’s records).

Total Purchase Price of Shares subscribed for: RMB ______________ Number of Shares subscribed for: _______________

Accepted this      day of             , 2009

NewEnergy Enterprise Management, Inc.

By:___________________________
Name:
Title:

This subscription is accepted for the full amount subscribed for unless a lesser amount is set forth below.

Amount Accepted:$  __________________________